SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 18, 2007

LITHIUM TECHNOLOGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10446	13-3411148
(State or Other Jurisdiction of Incorporation or Organization )	(Commission File Number)	(IRS Employer Identification No.)

5115 Campus Drive, Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 940-6090

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On April 19, 2007, Lithium Technology Corporation (the “Company”) was informed of the death of Mr. Harry van Andel, the Chairman of the Board of the Company who passed away on April 18, 2007. Mr. van Andel has served as the Company’s Chairman since January 2005 and as a director of the Company since November 2002. Mr. van Andel also served as the Chief Executive and Executive Director of the Company’s subsidiary GAIA Holding B.V. and was a member of the Supervisory Board of Directors of GAIA GmbH. Mr. van Andel served as the Chief Executive of Arch Hill Capital NV since 1988 and held directorships in a number of Dutch and British private companies in which Arch Hill Capital has invested.

The Company’s press release dated April 24, 2007 announcing the death of Mr. van Andel is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release, dated April 24, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 24, 2007

LITHIUM TECHNOLOGY CORPORATION
(Registrant)

By:	/s/ Amir Elbaz
Name:	Amir Elbaz
Title:	Chief Financial Officer

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